SCHEDULE 14A INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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SOUTHERN STATES POWER COMPANY, INC.

(Name of registrant as Specified in its Charter)

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SOUTHERN STATES POWER COMPANY, INC.

4505 ALLSTATE DRIVE, SUITE 108

RIVERSIDE, CA 92501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 9, 2004

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Southern States Power Company, Inc. (the "Company") for use at the Company's annual meeting of Shareholders, to be held at 10:00 a.m., January 9, 2004, at 4505 Allstate Drive, Suite 108, Riverside, California, 92501, and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company, 4505 Allstate Drive, Suite 108, Riverside, California, 92501, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy were first sent to shareholders on or about December 19, 2003.

An annual meeting of shareholders of Southern States Power Company, Inc., a Delaware corporation (the "Company"), will be held on January 9, 2004 at 10:00 a.m. local time, at 4505 Allstate Drive, Suite 108, Riverside, California, 92501, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to approve an increase in the authorized shares of capital stock of the Company to 500 million shares of common stock, subject to further designation by the Board of Directors of the Company;

2. To approve a reverse stock split of the Company's common stock of one (1) share for each fifteen (15) shares of stock now held.

3. To elect all members of the Board of Directors.

4. To approve Stonefield Josephson, Inc. as the Company's independent auditors for the coming year.

5. To approve a change in domicile of the Company from Delaware to Nevada.

6. To approve the Employee Stock Plan adopted by the Board of Directors

7. To transact such other business as may properly come before the Annual meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on December 12, 2003 will be entitled to receive this Information Statement and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

__________________________ Harrison A. McCoy, III President

Signed at: ______________
Date: __________________

SOUTHERN STATES POWER COMPANY, INC.

4505 ALLSTATE DRIVE, SUITE 108

RIVERSIDE, CALIFORNIA 92501

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 9, 2004

INTRODUCTION

This Information Statement is being furnished to the shareholders of Southern States Power Company, Inc., a Delaware corporation (the "Company"), to inform them of the annual meeting of shareholders. This meeting (referred to herein as the "Annual Meeting") will be held on January 9, 2004 at 4505 Allstate Drive, Suite 108, Riverside, California, 92501, at 10:00 a.m. local time. Only shareholders of record at the close of business on December 12, 2003 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Annual Meeting. This Information Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about December 19, 2003.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to approve an increase in the authorized shares of capital stock of the Company to 500 million shares of common stock, subject to further designation by the Board of Directors of the Company.

2. To approve a reverse stock split of the Company's common stock of one (1) share for each fifteen (15) shares of stock now held.

3. To elect all members of the Board of Directors.

4. To approve Stonefield Josephson, Inc. as the Company's independent auditors for the coming year.

5. To approve a change in domicile of the Company from Delaware to Nevada.

6. To approve the Employee Stock Option Plan approved by the Board of Directors.

The cost of printing and distributing this Information Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 4505 Allstate Drive, Suite 108, Riverside, California 92501.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 500 million. The Board of Directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock or preferred stock.

Effect: The issuance by the Company of any additional shares of Common Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of increasing the authorized shares of common stock of the Company from 250,000,000 to 500,000,000.

REVERSE SPLIT

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to effect a one-for-fifteen (1:15) reverse stock split (the "Reverse Split") of the Company's Common Stock. The Board of Directors believes that the Reverse Split is in the Company's best interests in that it may increase the trading price of the Common Stock. An increase in the price of the Common Stock should, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock, together with the proposed increase in the number of authorized shares of Common Stock, as discussed below, will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company's business objectives.

Effect: The immediate effect of the Reverse Split will be to reduce the number of issued and outstanding shares of Common Stock from 218,843,633 to approximately 14,589,576. Although the Reverse Split may also increase the market price of the Common Stock, the actual effect of the Reverse Split on the market price cannot be predicted. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split. Further, there is no assurance that the Reverse Split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions. The Reverse Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares either up or down (see discussion below).

Procedure for Effecting Reverse Split: The Reverse Split of the Company's Common Stock is expected to become effective on or about January 25, 2004 (the "Effective Date").Upon shareholder approval, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on theEffective Date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued.

Fractional Shares: No fractional shares will be issued in connection with the Reverse Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock that is not evenly divisible by 15 will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No shareholders will receive cash in lieu of fractional shares.

Federal Income Tax Consequences of Reverse Split: The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company's Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder. EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a shareholder upon the shareholder's exchange of shares pursuant to the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the Reverse Split. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of four individuals: Harrison A. McCoy, III, Karl Gee, Neway Argaw, and Patrick Darrell Hackman. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Positions Held	Date of Election or Designation
Harrison A. McCoy, III	CEO, President and Director	September 1, 2001
Karl Gee	Independent Director	October 25, 2002
Neway Argaw	Independent Director	October 25, 2002
Patrick Darrell Hackmen	Independent Director	November 10, 2003

Background Information:

Harrison A. McCoy, III, age 56, is a former member of the U.S. Army Corps of Engineers. After serving in Vietnam, Mr. McCoy obtained a BS in Chemical Engineering from Cal Poly - Pomona. He also holds an AS degree in Water/Wastewater Treatment from San Bernardino Valley College. Mr. McCoy has enjoyed an extensive career in the environment/alternative fuels/engineering/waste management fields. From 1988 until 1992, Mr. McCoy was Executive Vice President of BLI International, a hazardous waste cleanup company. From 1992 until 1994, he was executive Vice President of Air Duke Australia, a renewable fuel development company. Most recently, Mr. McCoy started and managed Bioenergy Engineering and Technologies Corporation, a consulting company specializing in developing technology and site plans for regional integrated liquid/solid, urban/industrial waste treatment management. Mr. McCoy joined Southern States Power Company in 1999 and was appointed Chief Executive Officer in September 2001.

Karl Gee, age 48, joined Southern States as a Director in 2002. Mr. Gee is the president and chief executive officer of Carbon Cycle Company International, a manufacturer of continuous-feed biomass furnaces. Prior to this, he was Director of Real Estate and Energy for Regale Corporation from 2000 to 2002 and Senior Market Manager for Duke Energy from 1998 through 1999. Mr. Gee has over twenty years experience in resource and energy management, working with commercial, industrial and military clients. In addition to his background in energy management, Mr. Gee has extensive experience in procuring financing for and managing the construction of large-scale industrial and commercial facilities.

Neway Argaw, age 47, joined Southern States as a Director in 2002. Mr. Argaw is presently the Vice President and Director of the SUN Power Group of Sun Utility Network, Inc. where he manages project probation, assign and implementation of renewable energy systems, a position he has held since 2001. From 2000 to 2001, he was a renewable energy engineer and Director of International Programs for Community Power Corporation and from 1998 through 2000 was a post-doctoral researcher with the National Renewable Energy Laboratory, U.S. Department of Energy. Mr. Argaw has an extensive background in renewable energy and natural resource management. He holds a Ph.D. in Renewable Energy Technologies and Resources, with a minor in Engineering Economics, from the Tampere University of Technology in Finland, a Masters degree in Water Supply and Sanitation Engineering, also from Tampere University, and B.S. degree in Mechanical Engineering from Addis Ababa University in Ethiopia.

Patrick Darrel Hackman, age 43, joined Southern States as a Director in 2003. Mr. Hackman possesses diverse experience spanning the renewable energy, fossil energy, finance, securities, writing, publishing and marketing industries. Mr. Hackman, received his BA Geology degree from Vassar College in Poughkeepsie, New York USA in 1982 and his Masters of International Management and Finance - MBA, from the University of Denver in Colorado, USA in 1993. Mr. Hackman, most recently helped create and take on the duties of vice president of marketing for Renewable Energy Solutions (RES), a full service renewable energy company. RES, specializes in the sale, design and installation of distributed renewable energy generation systems. Mr. Hackman also serves as president of Altfuels, Inc. a local distributor of biodiesel in the state of Colorado since 2002. Mr. Hackman also serves as president of Hackman Corp. Hackman Corp was incorporated in 1996 as a financial intermediary and investor relations firm. Hackman Corp. performs public relations, investor relations, marketing and due-diligence services for both public and private emerging growth public companies. In 1994, Mr. Hackman became the Financial Editor and project manager of Hart's Oil & Gas Finance Sourcebook, 1994. The following year, upon the publication's success, Mr. Hackman was recruited by Randol International as a project manager mandated to duplicate the effort by creating the world's first Mining Finance Sourcebook. In 1988 Mr. Hackman gained a position in the credit department of Colorado National Bank, now known as US Bank and began to work on his MBA. He graduated in 1993 from the Daniels School of Business in the University of Denver. From 1983 to 1987, Mr. Hackman worked as a geologist and a hydrocarbon analyst for EG&G Continental Laboratories in Denver and Calgary, Canada. In 1982 he was an intern geologist for Mormac Energy in Denver. From 1978 to 1982, during his breaks from college, Mr. Hackman drilled for oil in the Canadian and American oil fields as a roughneck and motorman.

A vote FOR is a vote in favor of electing the nominated Directors until the next annual meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this amendment. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF STONEFIELD JOSEPHSON AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's audit committee has selected Stonefield Josephson to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending April 30, 2004. Kabani & Company, Inc. served as the Company's independent auditors and resigned on November 14, 2003. The Audit Committee has determined that there have been no disagreements between the previous auditors, Kabani & Company, Inc., and management, and that Stonefield Josephson, the Company's auditors for the year ending April 30, 2004, is suitably independent, and is well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Stonefield Josephson to attend the Shareholder Meeting.

Audit Fees: The Company was billed $25,000 for the audit of its annual financial statements for the year ended April 30, 2003, as well as the review of the financial statements for the quarter ended July 31, 2003.

Financial Information Systems Design and Implementation Fees: The Company has paid approximately $1,500 for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $0.00.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this amendment. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of Stonefield Josephson as Company's auditors until the next annual meeting.

CHANGE OF COMPANY DOMICILE TO NEVADA

Purpose: The Board of Directors believes that changing the domicile of the Company will allow it to more easily transact business. Most of the Company's activities are located in Western states, and having the Company domiciled in Nevada will allow more access to professionals who are more familiar with corporate laws of Nevada. In addition, Nevada law allows for more actions to be undertaken with action of the Board of Directors, instead of requiring shareholder approval. Since the Company has more than 3,000 shareholders, any action requiring shareholder approval is expensive relative to the Company's working capital. The Board of Directors believes that conserving capital, and applying that capital to further business development will ultimately serve the best interests of the shareholders.

Effect: The effect of changing the domicile will allow greater actions by the Board of Directors, including, but not limited to business acquisitions, stock capitalization and stock plans.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this amendment. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of changing the domicile of the Company from Delaware to Nevada.

STOCK COMPENSATION PLAN

The Board of Directors has adopted an Employee Stock Plan (ESP), which provides for the issuance of up to seven million (7,000,000) shares of common stock to Directors and other employees and individuals providing services to the Company. Under the ESP, Directors are entitled to up to two hundred thousand (200,000) shares of stock per year for which they serve as a director, with a total maximum award per Director of six hundred thousand (600,000) shares over five (5) years. A maximum one million eight hundred thousand (1,800,000) shares can be issued to all Directors. The shares would be awarded by Board of Directors based on a recommendation of the Compensation Committee, which will be formed at the beginning of 2004. The balance of the seven million (7,000,000) shares will be reserved for other key employees and consultants, to be issued by the Board of Directors at the recommendation of the Compensation Committee.

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this amendment. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote approving the adoption of the Employee Stock Plan.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 250 million shares of common stock authorized with a stated value of $.001 per share, of which 218,843,633 shares were issued and outstanding, with 31,156,367 shares authorized but unissued. Immediately following the approval of the increase in the number of authorized shares of Common Stock and the reverse split, as described previously, there will be 500 million shares of Common Stock authorized, of which approximately 14,589,576 will be issued and outstanding and approximately 485,410,424 will be authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware Code and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

As of the record date, Southern States has an outstanding warrant to purchase 200,000 shares of common stock. The warrant is exercisable into shares of common stock at any exercise price of 110% of the closing bid price of Southern States' common stock as of December 20, 2001. The warrant expires 60 months from December 31, 2001.

PREFERRED STOCK

As of the Record Date, the Company had twenty-five million (25,000,000) shares authorized, but no shares of preferred stock of any class were issued or outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 25, 2003, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 4505 Allstate Drive, Suite 108, Riverside, California, 92501.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class (1)
Harrison A. McCoy, III	3,808,833	Common	1.8%
Neway Argaw	0	Common	0%
Karl Gee	0	Common	0%
Cornell Capital Partners 101 Hudson St., Suite 3606 Jersey City, NJ 07302	14,704,066	Common	6.8%
Artemus Equity Hedge Fund, Ltd.	20,000,000	Common	9.3%

Figures based on an estimated 214,843,633 shares of common stock outstanding as of November 25, 2003

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

We have no standard arrangement for compensating our Directors, and they presently do not receive compensation for being on the Board of Directors.

Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended April 30, 2003 and 2002 paid to Harrison A. McCoy, III, our current Chief Executive Officer. No other executive officers received compensation exceeding $100,000 during the fiscal year ended April 30, 2003.

Summary Compensation Table
		Annual Compensation			Long Term Compensation
					Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options	All Other Compen-sation
Harrison A. McCoy, III	2003	$100,000	$ --	$2500	--		---
Chief Executive Officer(1)	2002	97,000	--		--	2,325,000	--

Mr. McCoy became Chief Executive Officer of Southern States effective as of September 1, 2001. Part of his compensation in 2003 is being accrued.

The following table sets forth certain information concerning the number of individual grants of stock options made during the fiscal year ended April 30, 2002 to each of the named executive officers:

OPTION/SAR GRANTS IN LAST FISCAL YEAR (Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date

Harrison A. McCoy, III	-0-	N/A	N/A	N/A
AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name		Shares Acquired On Exercise (#)	Value Realized ($)	Number of Unexercised Securities Underlying Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Option/SARs at FY-End ($) Exercisable/Unexercisable

Harrison A. McCoy, III		-0-	N/A	N/A	N/A

Employment Agreements

Employment agreements were entered into between Lawrence W. Taggart, Harrison A. McCoy, III, and William O. Sheaffer and the Company on March 14, 2001 reflecting the fiscal salary shown in the table above for Mr. McCoy. These agreements also reflect terms of three (3) years for each named officer, with a severance scale equal to on-month compensation for each month employed or working for the Company, up to a maximum of 24 months, for any involuntary termination without cause. On August 1, 2002, the Company and Mr. Taggart agreed to terminate his employment contract.

BOARD OF DIRECTORS - COMMITTESS

2003 Committee Meetings

During the fiscal year ended April 30, 2003, the Board of Directors met approximately twenty (20) times. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

The Board of Directors has a standing Audit Committee. Members of the Audit Committee for the fiscal year ended April 30, 2003 include Harrison A. McCoy, III, Neway Argaw and Karl Gee.

The Company's common stock trades on the OTC Bulletin Board under the symbol SSPC. Thus, Southern States is not subject to NASDAQ audit committee requirements.

During the fiscal year ended April 30, 2003, the Company's Audit Committee was composed of 3 directors, Harrison A. McCoy, III, Neway Argaw, Karl Gee, 2 of whom were considered "independent directors," as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. In fiscal 2003, the Audit Committee met approximately 10 times, in conjunction with regular meetings of the Board of Directors.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov Any shareholder may also receive a copy of any report by contacting the Company by mail at 4505 Allstate Drive, Suite 108, Riverside, California 92501, or by telephone at (909) 367-2463. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company.

Voting Procedures

Quorum and Voting

In accordance with the Articles of Incorporation of the Company, the presence in person or by proxy of at least one-third (1/3) of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: ___________________________

By the Order of the Board of Directors

/S/ Harrison A. McCoy, III Harrison A. McCoy, III President

November 25, 2003

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

SOUTHERN STATES POWER COMPANY

TO BE HELD JANUARY 9, 2004

By completing and returning this proxy to Southern States Power Company, Inc. (the "Company"), you will be designating Harrison A. McCoy, III, the Chief Executive Officer of the Company, to vote all of your shares of the Company's common stock as indicated below.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of December 12, 2003, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "for" the Amendment to the Articles of Incorporation and the authorization of Preferred Stock. Unless indicated below, by completing and completing this proxy, the stockholder grants to Mr. Crane the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - AUTHORIZATION OF PROPOSED STOCK. Shall the Board of Directors be authorized to amend the Articles of Incorporation to authorize an increase in the number of authorized common stock to 500,000,000?

YES	NO	ABSTAIN
__________	________	________

PROPOSAL 2 - APPROVAL OF REVERSE STOCK SPLIT. Shall the Board of Directors be authorized to reverse split the outstanding common stock of the Company on a one old share for fifteen new shares basis?

YES	NO	ABSTAIN
__________	________	________

PROPOSAL 3 - ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next annual meeting of shareholders:

	YES	NO	ABSTAIN
Harrison A. McCoy, III	__________	________	________
Neway Argaw	__________	________	________
Karl Gee	__________	________	________
Patrick Darrel Hackmen	__________	________	________

PROPOSAL 4 - APPOINTMENT OF STONEFIELD JOSEPHSON AS AUDITORS. Shall Stonefield Josephson be appointed as independent auditors for the Company:

YES	NO	ABSTAIN
__________	________	________

PROPOSAL 5 - CHANGE OF DOMICILE OF COMPANY. Shall the domicile of the Company be changed from Delaware to Nevada?

YES	NO	ABSTAIN
__________	________	________

PROPOSAL 6 - APPROVAL OF STOCK COMPENSATION PLAN. Shall THE Stock Compensation Plan as adopted by the Directors be approved:

YES	NO	ABSTAIN
__________	________	________
_________________________________________	_________________________________________
Shareholder Signature	Shareholder Signature
Printed Name: _____________________________	Printed Name: _____________________________

Number of Shares: _________________________